Prepaid expenses and other current assets	12 Months Ended
Dec. 31, 2021
Prepaid expenses and other current assets
Prepaid expenses and other current assets

7. Prepaid expenses and other current assets

Prepaid expenses and other current assets of EUR 49,244k (2020: 48,289k) mainly include prepayments for future service agreements (e.g., for the CROs and CMOs) and material in the amount of EUR 5,724k (2020: EUR 40,054k). As of December 31, 2021 we recorded tax receivables of EUR 35,234k as other current assets. This consists mainly of outstanding VAT refund claims of EUR 32,202k and other tax receivables of EUR 3,032k. As of December 31, 2020, the net amount of VAT is reflected in the other current liabilities. These net amounts of VAT refund claims and VAT payables do not bear interest and are reported to the tax authorities on a monthly basis. As of December 31, 2020, a receivable against the BMBF related to the grant in the amount of EUR 8,235k was included in the other current assets.